Segmented information	12 Months Ended
Sep. 30, 2023
Disclosure of operating segments [abstract]
Segmented information [Text Block]

25. Segmented information

Our Executive Chairman has been identified as the chief operating decision maker. Our Executive Chairman evaluates the performance of KWESST and allocates resources based on the information provided by our internal management system at a consolidated level. We have determined that we have only one operating segment.

At September 30, 2023, we had one right-of-use asset ($79,867) and some inventory ($78,039) in the United States while all other property and equipment are located in Canada, at September 30, 2022, and 2021, all of our property and equipment were located in Canada, including the right-of-use assets.